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                               CONSENT OF COUNSEL



              Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.




                  We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 333-39075, Investment Company Act File No. 811-08459) of Warburg, Pincus Managed EAFE(R) Countries Fund, Inc. (the "Fund") under the caption "Independent Accountants and Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.




                                             /s/ Willkie Farr & Gallagher




December 22, 1997

New York, New York